SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 2, 2002
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                        New World Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                          0-27148                             13-3690261
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(State or Other                 (Commission                     (I.R.S. Employer
Jurisdiction of                File Number)                       Identification
Incorporation)                                                              No.)


                             246 Industrial Way West
                          Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)


                                  (732)544-0155
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.   Other Events and Regulation FD Disclosure.
Reference is made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release).

ITEM 7.   Financial Statements and Exhibits.
(c)  Exhibits.
Exhibit   Description
99.1      Press Release issued January 2, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW WORLD RESTAURANT GROUP, INC.


                                            BY: /s/ Jerold E. Novack
                                               ---------------------------------
                                               Name: Jerold E. Novack
                                               Title: Chief Financial Officer


Date:  January 7, 2002

                                                                    Exhibit 99.1

                                                           For Immediate Release

                 NEW WORLD GAINS QUOTATION ON OTC BULLETIN BOARD

     EATONTOWN,  NJ  (01/02/02)--New  World Restaurant  Group, Inc. (OTC BB:

NWCI.OB) today announced that certain market makers are now quoting its common stock on the OTC Bulletin Board under the symbol NWCI.

     Knight  Securities,  L.P., a subsidiary of Knight  Trading  Group  (NASDAQ:
NITE), and Spear,  Leeds & Kellogg,  a unit of Goldman Sachs Group,  Inc. (NYSE:
GS), are serving as the primary market makers.

     The Company commented that it is pleased to have gained quotation on the OTC market and that market makers are actively quoting the stock. The Company also noted that it continues the efforts to rationalize its capital structure, remains enthusiastic about its growth potential, and is pleased with the overall strength of the base business.

     New World is a leading company in the `quick casual' sandwich industry. The Company operates stores primarily under the Einstein Bros and Noah's New York Bagels brands and primarily franchises stores under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of October 2, 2001, the Company's retail system consisted of 494 company-owned stores and 294 franchised and licensed stores. The Company also operates three dough production facilities and one coffee roasting plant.

                                      ****

Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast," "estimate," "project," "intend," "expect," "should," "would" and similar expressions and all statements which are not historical facts are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the Company's actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the Company's SEC filings.


CONTACTS:
General Media: At New World -- Stacie Lange, (303) 568-8126
Financial media/investors: Bill Parness, Parness & Associates, (732) 290-0121; parnespr@optonline.net